As filed with the Securities and Exchange Commission on April 22, 1998


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 17, 1998


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporation   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151



The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended March 31, 1998:

      Florida Progress issued an Investor News report and a media News Release, each dated April 17, 1998, to report an increase in its 1998 first-quarter earnings. A copy of the Investor News report and the media News Release are being furnished herewith as Exhibit 99.(a) and 99.(b), respectively.

      Florida Progress also issued a media News Release dated April 17, 1998 to report Dr. Jack Critchfield's retirement as Chairman of the Board of Florida Progress. A copy of the media News Release is being furnished herewith as
Exhibit 99.(c).

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a)                 Florida  Progress  Investor  News report  dated April 17,
                       1998   reporting   an  increase  in  1998   first-quarter
                       earnings.

99.(b) Florida Progress media News Release dated April 17, 1998 reporting an increase in 1998 first-quarter earnings.

99.(c) Florida Progress media News Release dated April 17, 1998 announcing Dr. Jack Critchfield's retirement.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.



                          FLORIDA PROGRESS CORPORATION

                            FLORIDA POWER CORPORATION

                               /s/Jeffrey R. Heinicka
                         By:____________________________
                                Jeffrey R. Heinicka
                             Senior Vice President and
                              Chief Financial Officer
                                of each Registrant



Date:  April 17, 1998

                               EXHIBIT INDEX



Exhibit No.            Description of Exhibit

99.(a)                 Florida  Progress  Investor  News report  dated April 17,
                       1998   reporting   an  increase  in  1998   first-quarter
                       earnings.

99.(b) Florida Progress media News Release dated April 17, 1998 reporting an increase in 1998 first-quarter earnings.

99.(c) Florida Progress media News Release dated April 17, 1998 announcing Dr. Jack Critchfield's retirement.